UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 14, 2005

REWARDS NETWORK INC.

(Exact Name of Registrant Specified in its Charter)

Delaware	1-13806	84-6028875
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Two North Riverside Plaza, Suite 950 Chicago, Illinois	60606
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (312) 521-6767

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO MATERIAL DEFINITIVE AGREEMENT

On June 14, 2005, Robert Wasserman accepted an offer of employment from Rewards Network Establishment Services Inc., a subsidiary of Rewards Network Inc. Mr. Wasserman becomes the Executive Vice President, Sales and Marketing, Operations of Rewards Network Establishment Services Inc. Prior to joining Rewards Network, Mr. Wasserman, 45 years old, served as Senior Vice President and a Principal of Knowledge Systems & Research, Inc., a custom research and consulting organization, from February, 2004. From February 2003 until February 2004, and from February 2001 through June 2001, Mr. Wasserman served as Executive Vice President of Willis Stein Telecom Acquisition Corp. Mr. Wasserman served as Chief Operating Officer of Orius Corp. from June 2001 until February 2003, and as Chief Operating Officer and President of NewPath Holding, Inc. prior to February 2001. Mr. Wasserman has over 20 years of experience in sales, marketing and operations in senior leadership positions including Vice President – Marketing at Ameritech, and Vice President – Internet Commerce at W. W. Grainger.

Mr. Wasserman’s compensation consists of an annual salary of $300,000 and benefits consistent with the corporation’s standard employee benefit plans. In 2005, Mr. Wasserman will be eligible for a bonus equal to up to 60% of his annual base salary, pro rated for the amount of actual time employed by the corporation, and Mr. Wasserman will receive payments of $7,000 three months and six month after he begins employment with the corporation, provided he is a full time employee of the corporation at that time.

Mr. Wasserman also entered into a Severance, Proprietary Interest Protection and Non-Solicitation Agreement with Rewards Network Establishment Services Inc. on June 14, 2005, that, among other matters, provides for severance payments of six month’s base salary, plus one additional month of base salary for each complete year of service with the corporation, with a maximum of twelve months base salary, if Mr. Wasserman is terminated for any reason other than Cause (as defined in such agreement), death, disability or if there is a change in control event (as defined in the corporation’s long-term incentive plan) and a diminution in Mr. Wasserman’s duties resulting from such change of control event.

A copy of Mr. Wasserman’s offer letter is attached hereto as Exhibit 10.1 and a copy of the Severance, Proprietary Interest Protection and Non-Solicitation Agreement is attached hereto as Exhibit 10.2. This summary is qualified in its entirety by reference to the offer letter and such agreement.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c)	Exhibits.

Exhibit No.	Description of Exhibit
10.1	Offer Letter, dated June 14, 2005, between Rewards Network Establishment Services Inc. and Robert Wasserman

10.2	Severance, Proprietary Interest Protection and Non-Solicitation Agreement, dated June 14, 2005, between Rewards Network Establishment Services Inc. and Robert Wasserman

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REWARDS NETWORK INC.

By:	/s/ Kenneth R. Posner
Kenneth R. Posner Senior Vice President, Finance and Administration, and Chief Financial Officer

Dated: June 17, 2005

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
10.1	Offer Letter, dated June 14, 2005, between Rewards Network Establishment Services Inc. and Robert Wasserman

10.2	Severance, Proprietary Interest Protection and Non-Solicitation Agreement, dated June 14, 2005, between Rewards Network Establishment Services Inc. and Robert Wasserman